UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2013

SCG FINANCIAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 N. Wabash Ave. Chicago, IL	60611
(Address of Principal Executive Offices)	(Zip Code)

(312) 784-3960

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K (including the Exhibits hereto and the information incorporated by reference herein) may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “predict”, “potential” and “should”, as they relate to SCG Financial Acquisition Corp., a Delaware corporation (“SCG”), are intended to identify these forward-looking statements. All statements by SCG regarding possible or assumed future results of its business, financial condition, liquidity, results of operations, plans and objectives and similar matters are forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond SCG’s control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. SCG’s future results may differ materially from those expressed in these forward-looking statements. These risks, uncertainties and other important factors include, but are not limited to, (i) the statements set forth under the heading “Risk Factors” in the Third Amended and Restated Offer to Purchase, dated April 3, 2013 (as amended and supplemented the “Offer to Purchase”), filed as Exhibit (a)(1)(U) to Amendment No. 6 to the Schedule TO filed by SCG with the Securities and Exchange Commission (the “SEC”) on April 3, 2012, which amends the Schedule TO filed by SCG with the SEC on February 11, 2013, as amended by Amendment No. 1 to Schedule TO filed on March 1, 2013, as amended by Amendment No. 2 to Schedule TO filed on March 6, 2013, as amended by Amendment No. 3 to Schedule TO filed on March 12, 2013, as amended by Amendment No. 4 to Schedule TO filed on March 20, 2013, as amended by Amendment No. 5 to Schedule TO filed on March 28, 2013, as amended by Amendment No. 6 to Schedule TO filed on April 3, 2013 and as amended by Amendment No. 7 to Schedule TO filed on April 8, 2013 (collectively, the “Schedule TO”), and (ii) the following: costs of the transaction with Reach Media Group Holdings, Inc., a Delaware corporation (“RMG”), or of the transaction with Symon Holdings Corporation, a Delaware corporation (“Symon”), each of which is described in the Offer to Purchase; success in retaining or recruiting, or changes required in, management and other key personnel following the transactions with RMG and/or the transaction with Symon; listing or de-listing of the shares of common stock, par value $0.0001 per share, of SCG (the “SCG Common Shares”) from the Nasdaq Capital Market; the potential liquidity and trading of SCG’s securities; RMG’s history of incurring significant net losses and limited operating history; the competitive environment in the advertising market in which RMG operates; the risk that the anticipated benefits of the transaction with RMG or the transaction with Symon may not be fully realized or may take longer to realize than expected; the risk that any projections, including earnings, revenues, expenses, margins or any other financial items are not realized; the risk that the businesses of RMG or Symon will not be integrated successfully; changing legislation and regulatory environments; business development activities of RMG and Symon, including RMG’s and Symon’s ability to contract with, and retain, customers and airline partners on attractive terms; the effect of actions by the U.S. Federal Reserve and the U.S. Treasury on the liquidity of the capital markets; the general volatility of the market price of the SCG Common Shares; risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act); and general economic conditions.

These risks, as well as other risks associated with the completed transactions with RMG and Symon, are more fully discussed in the Offer to Purchase. Additional risks and uncertainties are identified and discussed in SCG’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in release speak only as of the date of this release. None of SCG, RMG or Symon undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Introduction

As disclosed under the headings “The Symon Merger” and “The Symon Merger Agreement” in the Offer to Purchase, which disclosures are incorporated herein by reference, on March 1, 2013, SCG entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SCG Financial Merger III Corp., a Delaware corporation and an indirect wholly-owned Subsidiary of SCG (“Merger Sub”), Symon, and Golden Gate Capital Investment Fund II, L.P., as Stockholder Representative (the “Stockholder Representative”). Pursuant to the terms of the Merger Agreement, on April 19, 2013, Merger Sub was merged with and into Symon (the “Merger”), with Symon continuing as the surviving corporation. As a result of the Merger, Symon became an indirect wholly-owned subsidiary of SCG.

Item 1.01. Entry into a Material Definitive Agreement.

Senior Credit Agreement

On April 19, 2013, SCG entered into a Credit Agreement by and among SCG and certain of SCG’s direct and indirect domestic subsidiaries party thereto from time to time as borrowers (the “Borrowers”), certain of SCG’s direct and indirect domestic subsidiaries party thereto from time to time as guarantors (the “Guarantors” and, together with the Borrowers, collectively, the “Loan Parties”), the financial institutions from time to time party thereto as lenders (the “Senior Lenders”), Kayne Anderson Credit Advisors, LLC, as administrative agent (the “Senior Administrative Agent”), and Comvest Capital II, L.P., as Documentation Agent (the “Senior Credit Agreement”). The Senior Credit Agreement provides for a five-year $24 million senior secured term loan facility (the “Senior Credit Facility”), which was funded in full on April 19, 2013. The Senior Credit Facility is guaranteed jointly and severally by the Guarantors, and is secured by a first-priority security interest in substantially all of the existing and future assets of the Loan Parties (the “Collateral”).

The Senior Credit Facility will bear interest at a rate per annum equal to the Base Rate plus 7.25% or the LIBOR Rate plus 8.5%, at the election of the Borrowers. If an event of default has occurred and is continuing under the Senior Credit Agreement, the interest rate applicable to borrowings under the Senior Credit Agreement will automatically be increased by 2% per annum. The “Base Rate” and the “LIBOR Rate” are defined in a manner customary for credit facilities of this type. The LIBOR Rate is subject to a floor of 1.5%.

SCG is required to make quarterly principal amortization payments in the amount of $600,000 (subject to adjustment as provided in the Senior Credit Agreement), with the first such amortization payment due on July 1, 2013. Subject to certain conditions contained in the Senior Credit Agreement, SCG may prepay the principal of the Senior Credit Facility in whole or in part. In addition, SCG is required to prepay the principal of the Senior Credit Facility (subject to certain basket amounts and exceptions) in amounts equal to:

●	50% of the “Excess Cash Flow” of SCG and its subsidiaries for each fiscal year (as defined in the Senior Credit Agreement);
●	100% of the net cash proceeds from asset sales, debt issuances or equity issuances by SCG or any of the other Loan Parties; and
●

100% of any cash received by SCG or any of the other Loan Parties not in the ordinary course of business (excluding cash from asset sales and debt and equity issuances), net of reasonable collection costs.

SCG will not be required to make any mandatory prepayment to the extent that, after giving effect to such mandatory prepayment, the unrestricted cash on hand of the Loan Parties would be less than $5 million. The amount of any mandatory prepayment not prepaid as a result of the foregoing sentence will be deferred and shall be due and owing on the last day of each month thereafter, but in each case solely to the extent that unrestricted cash on hand of the Loan Parties would exceed or equal $5 million after giving effect thereto.

In the event of any mandatory or optional prepayment under the Senior Credit Agreement or the termination of the Senior Credit Agreement prior to April 19, 2018, SCG will be required to pay the Lenders a prepayment fee equal to the following percentage of the amount repaid or prepaid: 3% if such prepayment or termination occurs prior to April 19, 2014; 2% if such prepayment or termination occurs prior to April 19, 2015; and 1% if such prepayment or termination occurs prior to April 19, 2016. Amounts repaid or prepaid under the Senior Credit Agreement will not be available for borrowing.

The Senior Credit Agreement includes customary representations and warranties, restrictive covenants, including covenants limiting the ability of SCG to incur indebtedness and liens; merge with, make an investment in or acquire any property or assets of another entity; pay cash dividends; repurchase shares of its outstanding stock; make loans and other investments; dispose of assets (including the equity securities of its subsidiaries); prepay the principal on any subordinate indebtedness; enter into certain transactions with its affiliates; or change its principal business (in each case, subject to certain basket amounts and exceptions). The Senior Credit Agreement also includes customary financial covenants, including minimum Consolidated EBITDA (as defined in the Senior Credit Agreement) requirements, and maximum leverage ratios, tested quarterly, as well as customary events of default.

Junior Credit Agreement

On April 19, 2013, SCG entered into a Junior Credit Agreement by and among the Borrowers, the Guarantors, the financial institutions from time to time party thereto as lenders (the “Junior Credit Agreement Lenders”), and Plexus Fund II, L.P., as administrative agent for the Junior Credit Agreement Lenders (the “Junior Credit Agreement Administrative Agent”) (the “Junior Credit Agreement”). The Junior Credit Agreement provides for a five-year unsecured $2.5 million junior Term Loan A (issued with an original issue discount of $315,000) and a five-year unsecured $7.5 million junior Term Loan B (the “Junior Loans”). Each of the Junior Loans was funded in full on April 19, 2013. The Junior Loans are guaranteed jointly and severally by the Guarantors.

The Term Loan A will bear interest at a fixed rate of 12% per annum and the Term Loan B will bear interest at a fixed rate equal to the greater of 16% per annum and the current rate of interest under the Senior Credit Agreement relating to the Senior Credit Facility plus 4%. Interest owing under the Term B Loan shall be paid quarterly in arrears of which 12% will be paid in cash and the remaining amount owed will be paid in kind If an event of default has occurred and is continuing under the Junior Credit Agreement, borrowings under the Junior Credit Agreement will automatically be subject to an additional 2% per annum interest charge.

Borrowings under the Junior Credit Agreement are generally due and payable on the maturity date, April 19, 2018. Following the repayment in full of the Senior Credit Facility, SCG may voluntarily prepay the principal of the Junior Loans in whole or in part. In addition, SCG will be required to prepay the Junior Loans in full upon the occurrence of a “change of control” under the Junior Credit Agreement (generally defined as (i) the acquisition by any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 as in effect on April 19, 2013), other than Donald R. Wilson, Gregory Sachs and their respective controlled affiliates, of more than 45% of the outstanding SCG Common Shares; (ii) subject to certain exceptions, the failure by SCG to directly or indirectly own 100% of the issued and outstanding capital stock of each other Loan Party and its subsidiaries, free and clear of all liens other than the liens created under the Senior Credit Agreement); (iii) the cessation of Gregory Sachs’s service as Executive Chairman of SCG (unless a successor reasonably acceptable to the Junior Credit Agreement Administrative Agent and the Junior Credit Agreement Lenders is appointed on terms reasonably acceptable to such parties within 90 days of such cessation); (iv) the listing of any person who owns a controlling interest in or otherwise controls a Loan Party on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (B) a person designated under Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders or law; or (v) the occurrence of a “Change of Control” as defined in the Senior Credit Agreement).

In the event of any mandatory or optional prepayment under the Junior Credit Agreement or the termination of the Junior Credit Agreement prior to April 19, 2018, SCG will be required to pay the Junior Credit Agreement Lenders a prepayment fee equal to the following percentage of the amount repaid or prepaid : 5% if such prepayment or termination occurs prior to the thirteenth month following April 19, 2013; 4% if such prepayment or termination occurs from the thirteenth month following April 19, 2013 but prior to the twenty-fifth month thereafter; 3% if such prepayment or termination occurs from the twenty-fifth month following April 19, 2013 but prior to the thirty-first month thereafter; 2% if such prepayment or termination occurs from the thirty-first month following April 19, 2013 but prior to the thirty seventh-month thereafter; and 1% if such prepayment or termination occurs from the thirty-seventh month following April 19, 2013 but prior to the forty-third month thereafter. Amounts repaid or prepaid under the Junior Credit Agreement will not be available for borrowing.

The Junior Credit Agreement contains substantially the same representations and warranties, affirmative and negative covenants and financial covenants as the Senior Credit Agreement, except that the permitted baskets in the Junior Credit Agreement are generally higher than under the Senior Credit Agreement, and the financial covenant requirements and ratios are 15% looser than under the Senior Credit Agreement. In addition, the Junior Credit Agreement includes additional covenants intended to ensure that any Junior Credit Agreement Lender that is a small business investment company complies with the applicable rules and regulations of the Small Business Administration, including a covenant granting the Junior Credit Agreement Lenders Board of Director observation rights.

The Junior Credit Agreement also contains substantially the same events of default as under the Senior Credit Agreement, except that the thresholds included in the Junior Credit Agreement are generally higher than under the Senior Credit Agreement. The Junior Credit Agreement includes cross-default provisions tied to either (1) the acceleration of the indebtedness under the Senior Credit Agreement or (2) the occurrence of an event of default under any other indebtedness of SCG or any of the other Loan Parties having a principal balance in excess of $575,000.

The loans under the Junior Credit Agreement are subordinated to the Senior Credit Facility pursuant to the terms of a Subordination Agreement dated as of April 19, 2013 among the Senior Administrative Agent, the Junior Credit Agreement Lenders and the Loan Parties.

In consideration for the Term Loan A under the Junior Credit Agreement, SCG issued to the Junior Credit Agreement Lenders an aggregate of 31,500 SCG Common Shares on April 19, 2013. In addition, on April 19, 2013 SCG also issued an aggregate of 31,500 SCG Common Shares to certain affiliates of Kayne Anderson Mezzanine Partners in consideration for the assistance of Kayne Anderson Mezzanine Partners in arranging and structuring the financing provided under the Junior Credit Agreement. The 63,000 SCG Common Shares described in this paragraph are referred to, collectively, as the “Junior Loan Shares.” The Junior Loan Shares were issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(2) of the Securities Act, as such shares were issued to in a transaction not involving a public offering solely to a single accredited investors.

On April 19, 2013, SCG entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with Plexus Fund II, L.P. and certain affiliates of Kayne Anderson Mezzanine Partners (the “Investors”) pursuant to which SCG agreed to provide the Investors certain registration rights in respect of the Junior Loan Shares and agreed to provide certain information to the Investors in accordance with the terms thereof. The Investor Rights Agreements also contains several covenants intended to ensure that any Investor that is a small business investment company complies with the applicable rules and regulations of the Small Business Administration. These covenants are substantially similar to the same covenants contained in the Junior Credit Agreement.

Sale of SCG Common Shares

On April 19, 2013, SCG entered into a Common Stock Purchase Agreement (the “DRW Purchase Agreement”) with DRW Commodities, LLC (“DRW”) pursuant to which DRW agreed to purchase 500,000 SCG Common Shares (the “DRW Shares”) at a price of $10 per share. The DRW Shares were issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon Section 4(2) of the Securities Act, as such shares were issued to in a transaction not involving a public offering solely to a single accredited investors. In connection with the issuance and sale of the DRW Shares, SCG also entered into a Registration Rights Agreement (the “DRW Registration Rights Agreement”) with DRW pursuant to which SCG agreed to provide DRW certain registration rights in respect of the DRW Shares and any other SCG Common Shares then held or thereafter acquired by DRW. Donald R. Wilson, Jr., a member of SCG Financial Holdings, LLC, which is SCG’s sponsor, and the beneficial owner of approximately 70% of the outstanding SCG Common Shares, has voting and dispositive control over the DRW Shares.

The summaries of the First Lien Credit Agreement, the Junior Credit Agreement, the Investor Rights Agreement, the DRW Purchase Agreement and the DRW Registration Rights Agreement contained in this Item 1.01 are qualified in their entirety by reference to the full text of the First Lien Credit Agreement, the Junior Credit Agreement, the Investor Rights Agreement, the DRW Purchase Agreement and the DRW Registration Rights Agreement, copies of which will be filed with the Company’s next Quarterly Report on Form 10-Q.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference. The summary of the Merger Agreement contained in the Offer to Purchase under the caption “The Symon Merger Agreement” is incorporated herein by this reference. The description of the terms of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement included as Exhibit 2.1 of this Current Report on Form 8-K and incorporated herein by reference.

At the effective time of the Merger, the former holders of Symon’s outstanding Class L Common Stock, par value $0.01 per share, Class A Common Stock, par value $0.01 per share, and Class A Non-Voting Common Stock, par value $0.01 per share, received an aggregate amount of $45 million, less (i) approximately $1.7 million of Symon’s transaction expenses which were paid by SCG at the closing; and (ii) an expense fund of $250,000, which was paid by SCG to the Stockholder Representative to be held in trust as a source of reimbursement for costs and expenses incurred by the Stockholder Representative in such capacity. For more information regarding the consideration paid to Symon’s former stockholders as a result of the Merger, see the information included in the Offer to Purchase under the caption “The Symon Merger Agreement—Structure of the Symon Merger; Consideration to be Paid.” SCG used a combination of its cash on hand and the proceeds from the First Lien Loan and the Junior Loans to pay the cash merger consideration payable to Symon’s former stockholders.

Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the First Lien Credit Agreement and the Junior Credit Agreement is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Junior Loan Shares and the DRW Shares is incorporated into this Item 3.02 by reference.

Item 8.01. Other Events.

On April 19, 2013, SCG issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, SCG intends to file all financial statements required by this item by an amendment to this Current Report on Form 8-K to be filed within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

Pursuant to Item 9.01(b)(2) of Form 8-K, SCG intends to file all pro forma financial information required by this item by an amendment to this Current Report on Form 8-K to be filed within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)	Exhibits.

The following exhibits are filed herewith or incorporated by reference herein:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of March 1, 2013, by and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative. (1)

99.1	Press Release, dated April 19, 2013 *

______________________

(1)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on March 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 25, 2013

SCG FINANCIAL ACQUISITION CORP.

By:	/s/ Gregory H. Sachs
Name: Gregory H. Sachs
Title: Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of March 1, 2013, by and among SCG Financial Acquisition Corp., SCG Financial Merger II Corp., Reach Media Group Holdings, Inc. and Shareholder Representative Services LLC, solely in its capacity as stockholder representative. (1)

99.1	Press Release, dated April 19, 2013. *

______________________

(1)     Incorporated by reference to the Current Report on Form 8-K filed by SCG on March 1, 2013.